Forward-Looking Statements
Forward-Looking Statements
This information and the statements made at this conference presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.
These statements generally may be identified by their use of terms or phrases such as
“expects,” “estimates,” “anticipates,” “projects,” “believes,” “plans,” “intends,”
“may,” “will,” “should,” “could,” “potential,” “continue,” “future” and terms or phrases of similar substance.  Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its reports, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this conference presentation might not occur.

- *Update technology*
- *Improve safety performance*
- *Solidify cost structure*

2. **Diversify Service Offerings**
   - *Enter intermodal market*

* Vision for Economic Value-Added,
VEVA* Strategic Plan
VEVA* Strategic Plan
Objective #1 Earn Cost of Capital
1. Reposition Business Model • Stock up on talent • Enter brokerage market

3. Regionalize Trucking Service • Build density in regional lanes • Improve pricing • Pick the right customers
Objective #2 EBIT Growth

Operating Margin
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

Deteriorating Performance
Deteriorating Performance
920 bps
1,050 bps
1,090 bps
Shallower Peaks and Deeper Troughs

0.6
0.8
1.3
1.5
1.8
2.5
2.6
4.0
9.4
3.0
PTSI
USAK
CVTI
MRTN
CGI
WERN
KNX
HTLD
JBHT
Peer Avg

Discounted Valuation
Discounted Valuation
Truckload Peer Price-to-Book Ratios
As of June 8, 2011

-2%
27%
74%
79%
Operating Ratio
Revenue Growth
EBIT Growth
Return on Capital

Value-Creation Research
Value-Creation Research
Financial Performance Correlations to Stock Price
Source: Stephens, Inc., USA Truck, Inc. and SEC documents

$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008
Inflection Point
Manufacturing
Retail/Wholesale

Industry and Market Research
Industry and Market Research
Structural Shift Underway in U.S. Supply Chain

Customers
“Big Boys” (provide broad bundle of TL services)
Everybody Else
Direct
Relationship
Control
Freight
Flexible Outsourced Capacity
Earn a return on every load without full capital risk
Disproportionate share of invested capital with
Insufficient returns
The “Big Boy” Model
The “Big Boy” Model

• *Improve safety performance*	
2. **Diversify Service Offerings**	80%

* Vision for Economic Value-Added,
VEVA* Strategic Plan
VEVA* Strategic Plan
Objective #1 Earn Cost of Capital
1. Reposition Business Model • Stock up on talent • Update technology • Solidify cost structure	90% complete
• Enter intermodal market • Enter brokerage market	complete
3. Regionalize Trucking Service • Build density in regional lanes • Improve pricing • Pick the right customers	55% complete
Objective #2 EBIT Growth

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Base Revenue
08
09
1q10
2q10
3q10
4q10
1q11
2q11 to date
GOAL
Trucking
SCS
Intermodal

With an Emerging “Big Boy” Model
Diversifying Our Model…
Diversifying Our Model…

December 31, 2007

$1.38
$1.43
$1.52
$1.53
$1.69
$1.70
$1.56
Peer A
USAK
Peer B
Peer C
Peer D
Peer E
Peer Avg

Opportunity in Pricing
Opportunity in Pricing
Revenue per Loaded Mile Comparison

A 21st Century Freight Network
A 21st Century Freight Network
The Spider Web is Born

80%
75%
70%
65%
60%
55%
50%
45%
40%
35%
30%
08
09
1q10
2q10
3q10
4q10
1q11
2q11
to date
GOAL

Spinning the Web
Spinning the Web
% of Loads in Spider Web Network
Bid Season Results

USA TRUCK
$1.70
$1.65
$1.60
$1.55
$1.50
$1.45
$1.40
$1.35
$1.30
08
09
1q10
2q10
3q10
4q10
1q11
2q11 to date
GOAL

Pricing
Pricing
Loaded Revenue per Mile (before fuel surcharge)
Bid Season Results
Each $0.01 of
pricing yields
$0.15 annual EPS
(all other variables
being constant)

2,300
2,200
2,100
2,000
1,900
1,800
1,700
Miles per Truck per Week
12%
10%
8%
6%
4%
2%
0%
Percent of Fleet Unmanned
08
09
1q10
2q10
3q10
4q10
1q11
2q11 to date
GOAL
Utilization
Unmanned Trucks

Tractor Utilization
Tractor Utilization
Inversely Correlated to Unmanned Tractors

Substantial
Operating Leverage

+

Solid Plan to
Unlock Leverage

+

Deeply Discounted
Stock Valuation

Why Invest In USA Truck?